                                                                    EXHIBIT 99.2

Incorporated by reference to pages F-2 and F-3 of the Annual Report on Form 10-K of Stac Software, Inc. for the year ended September 30, 1998

                               STAC SOFTWARE, INC.

                           CONSOLIDATED BALANCE SHEET
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)


                                                                                       SEPTEMBER 30,
                                                                                  ------------------------
                                                                                    1998            1997
                                                                                  --------        --------
                                     ASSETS
Current assets:
  Cash and cash equivalents ...............................................       $ 11,573        $ 18,609
  Marketable securities ...................................................         12,859          33,040
  Accounts receivable .....................................................            777           2,745
  Inventories .............................................................            197             181
  Deferred income taxes ...................................................             --           1,157
  Income taxes receivable .................................................          1,314              --
  Prepaid expenses and other current assets ...............................            317             493
                                                                                  --------        --------
            Total current assets ..........................................         27,037          56,225

Property and equipment, net ...............................................          3,329           3,949
Deferred income taxes .....................................................             --           6,366
Net assets of discontinued operations .....................................         12,995           2,958
Other assets ..............................................................            505             613
                                                                                  --------        --------
                                                                                  $ 43,866        $ 70,111
                                                                                  ========        ========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable ........................................................       $  1,458        $  1,091
  Income taxes payable ....................................................             --           1,402
  Accrued expenses and other current liabilities ..........................          3,022           3,258
                                                                                  --------        --------
            Total current liabilities .....................................          4,480           5,751

Other liabilities .........................................................            173             237
                                                                                  --------        --------
                                                                                     4,653           5,988
                                                                                  --------        --------
Commitments and contingencies (Notes 9 and 11)

Stockholders' equity:
  Common stock, par value $0.001 per share, authorized 100,000,000 shares;
    31,166,000 and 30,880,000 shares issued in 1998 and 1997, respectively              31              31
  Additional paid in capital ..............................................         75,143          74,319
  Treasury stock, at cost; 7,797,000 and 3,828,000 shares in 1998 and 1997,
    respectively ..........................................................        (41,347)        (21,351)
  Cumulative translation adjustment .......................................            (29)           (106)
  Retained earnings .......................................................          5,415          11,230
                                                                                  --------        --------
            Total  stockholders' equity ...................................         39,213          64,123
                                                                                  --------        --------
                                                                                  $ 43,866        $ 70,111
                                                                                  ========        ========
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                               STAC SOFTWARE, INC.

                      CONSOLIDATED STATEMENT OF OPERATIONS
                     (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)



                                                                               YEAR ENDED SEPTEMBER 30,
                                                                       ---------------------------------------
                                                                         1998            1997           1996
                                                                       --------        --------       --------
Revenues .......................................................       $ 19,403        $ 33,190       $ 33,871
Cost of revenues ...............................................            980           1,581          1,436
                                                                       --------        --------       --------
Gross margin ...................................................         18,423          31,609         32,435

Operating expenses:
  Research and development .....................................          7,555           8,574          6,715
  Purchased research and development ...........................             --              --         12,217
  Sales and marketing ..........................................         10,509          14,564         11,246
  General and administrative ...................................          4,446           4,688          3,497
  Restructuring ................................................            350             850             --
                                                                       --------        --------       --------
    Total operating expenses ...................................         22,860          28,676         33,675

Operating income (loss) ........................................         (4,437)          2,933         (1,240)
Interest income ................................................          2,434           2,404          2,115
                                                                       --------        --------       --------

Income (loss) before income taxes ..............................         (2,003)          5,337            875
Provision for income taxes .....................................          5,879           1,475          4,701
                                                                       --------        --------       --------

Income (loss) from continuing operations .......................         (7,882)          3,862         (3,826)

Discontinued operations:
  Income from discontinued operations, net of taxes of $1,627 in
    1998, $1,235 in 1997 and $ 1,441 in 1996 ...................          2,067           1,798          2,151
                                                                       --------        --------       --------

Net income (loss) ..............................................         (5,815)          5,660         (1,675)

Less preferred dividends .......................................             --              --            168
                                                                       --------        --------       --------
Net income (loss) available for
  common stockholders ..........................................       $ (5,815)       $  5,660       $ (1,843)
                                                                       ========        ========       ========

Earnings per common share, basic
Income (loss) from continuing operations .......................       $  (0.31)       $   0.13       $  (0.13)
Income from discontinued operations ............................       $   0.08        $   0.06       $   0.07
Net income (loss) ..............................................       $  (0.23)       $   0.19       $  (0.06)

Earnings per common share, diluted
Income (loss) from continuing operations .......................       $  (0.31)       $   0.12       $  (0.13)
Income from discontinued operations ............................       $   0.08        $   0.06       $   0.07
Net income (loss) ..............................................       $  (0.23)       $   0.18       $  (0.06)

Weighted average common shares
  outstanding, basic ...........................................         25,349          30,552         30,585
Weighted average common shares
  outstanding, diluted .........................................         25,349          30,926         30,585